Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the report of VerifyMe, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2019, as filed with the Securities and Exchange Commission on the date hereof, I, Patrick White, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Patrick White
Patrick White Chief Executive Officer (Principal Executive Officer)

Dated: March 9, 2020

In connection with the report of VerifyMe, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2019, as filed with the Securities and Exchange Commission on the date hereof, I, Margaret Gezerlis, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Margaret Gezerlis
Margaret Gezerlis Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

Dated: March 9, 2020